Exhibit 99.1

Cable One, Inc.

210 E. Earll Drive

Phoenix, Arizona, 85012

June 22, 2026

To: Each MBI Lender under the MBI Credit Agreement as of the Record Time (each as defined below)

EXCHANGE OFFER NOTICE

Reference is made to (i) that certain Credit Agreement, dated as of November 12, 2020 (as amended by the First Amendment, dated as of December 28, 2021, the Second Amendment, dated as of April 21, 2023, the Third Amendment, dated as of April 16, 2024, and the Fourth Amendment, dated as of December 18, 2024, the “MBI Credit Agreement”), among Eagle Broadband Investments, LLC, as Parent Borrower (the “Parent Borrower”), Northland Cable Properties, Inc. and Northland Cable Television, Inc., as Borrowers (together with the Parent Borrower, collectively, the “Borrowers”), Mega Broadband Investments Intermediate I LLC, as Holdings, Vyve Broadband Investments, LLC, as Intermediate Holdings, Mega Acquisition Holdings, Inc., each of the other Guarantors party thereto, each lender party thereto (each, a “Lender” and, collectively, the “MBI Lenders”), each L/C Issuer party thereto, and Truist Bank, as Administrative Agent and Collateral Agent (in such capacity, the “MBI Administrative Agent”) and (ii) that certain Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023, among Cable One, Inc. (“Cable One” or the “Company”), JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto from time to time (as amended by Amendment No. 1, dated as of May 22, 2023, Amendment No. 2, dated as of October 7, 2024, and Amendment No. 3, dated as of March 31, 2025, the “Existing CABO Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the MBI Credit Agreement.

Cable One intends to consummate the Second MBI Transaction (as defined in the Existing CABO Credit Agreement). In connection therewith, this notice (this “Offer Notice”) constitutes an offer by Cable One to each MBI Lender as of the Record Time to exchange (the “Exchange”) Term Loans outstanding under the MBI Credit Agreement on the terms and conditions set forth herein and in (a) that certain Transaction Description attached hereto as Annex A (the “Transaction Description”), (b) that certain First Lien First-Out Facilities Summary of Terms and Conditions attached hereto as Annex B (the “First-Out Term Sheet”), (c) that certain First Lien Second-Out Facilities Summary of Terms and Conditions attached hereto as Annex C (the “Second-Out Term Sheet”), (d) that certain MBI Credit Agreement – Consents attached hereto as Annex D (the “Amendment Exhibit”), and (e) that certain Intercompany Loan Summary of Terms and Conditions attached hereto as Annex E (the “Intercompany Loan Exhibit”) and, together with the First-Out Term Sheet, the Second-Out Term Sheet, the Amendment Exhibit and the Intercompany Loan Exhibit, the “Transaction Documents”), each of which is attached hereto and incorporated herein by reference.

1. The Exchange Offer

Subject to the terms and conditions of this Offer Notice and the Transaction Documents, Cable One hereby offers to each existing MBI Lender on the Register that holds Term Loans under the MBI Credit Agreement as of the close of business on June 18, 2026 (the “Record Time”) (each such Lender, an “Existing MBI Lender”) the opportunity to exchange all (but not less than all) of such Existing MBI Lender’s outstanding Term Loans as of the MBI Exchange Date (as defined below) (such Term Loans, the “Exchange Eligible Term Loans”) for exchange consideration determined in accordance with this Section 1 (the “Offer”).

The aggregate principal amount of Exchange Eligible Term Loans for which valid Lender Acceptances (as defined below) are received by the Exchange Agent (as defined below) shall be time-stamped upon receipt by the Exchange Agent and shall, subject to clauses (c), (e) and (f) and Section 4 below, be allocated based on such time stamp as follows:

(a)	Lender Acceptances received on or prior to 3:00 p.m. (New York City time) on June 22, 2026 (the “Equal Treatment Deadline”). Existing MBI Lenders providing Lender Acceptances received by the Exchange Agent on or prior to the Equal Treatment Deadline shall be designated as “Early Participating Lenders” and the Exchange Eligible Term Loans of such Early Participating Lenders shall be designated “Early Participating Loans”.

Each Early Participating Lender shall receive, on the MBI Exchange Date (as defined below), in exchange for the principal amount of its Early Participating Loans (such principal amount, the “Early Principal Amount”):

(i)	a cash payment equal to the lesser of (x) its pro rata share (calculated as a percentage of such Early Participating Lender’s Early Participating Loans over all Early Participating Loans of all Early Participating Lenders) of a dollar amount equal to 25.005% of the aggregate principal amount of the Term Loans outstanding under the MBI Credit Agreement on the MBI Exchange Date (immediately prior to giving effect to the MBI Exchange Transactions) and (y) 50% of such Early Participating Lender’s Early Principal Amount;

(ii)	new first lien first-out term loans issued by Cable One in an aggregate principal amount equal to the lesser of (x) its pro rata share (calculated as a percentage of such Early Participating Lender’s Early Participating Loans over all Early Participating Loans of all Early Participating Lenders) of a dollar amount equal to 25.005% of the aggregate principal amount of the Term Loans outstanding under the MBI Credit Agreement on the MBI Exchange Date (immediately prior to giving effect to the MBI Exchange Transactions) and (y) 50% of such Early Participating Lender’s Early Principal Amount, on terms and conditions no worse (from the perspective of such lender) than the terms and conditions of the FLFO Facilities set forth in the First-Out Term Sheet (such new first-out term loans, the “New First-Out Cable One Loans”); and

(iii)	to the extent the aggregate principal amount of the Early Participating Loans exceeds 50.01% of the aggregate principal amount of the Exchange Eligible Term Loans (such 50.01% amount, the “Early Exchange Cap”), new first lien second-out term loans issued by Cable One in an aggregate principal amount equal to 100% of such Early Participating Lender’s remaining Early Principal Amount after giving effect to clauses (i) and (ii) hereof, if any, on terms and conditions no worse (from the perspective of such lender) than the terms and conditions of the FLSO Term Loan Facility set forth in the Second-Out Term Sheet (such new second-out term loans, the “New Second-Out Cable One Loans” and, together with the New First-Out Cable One Loans, the “New Cable One Loans”).

(b)	Lender Acceptances Received after the Equal Treatment Deadline.

(i)	If, and solely to the extent that, the Lender Acceptances received by the Exchange Agent as of immediately following the Equal Treatment Deadline represent Exchange Eligible Term Loans in an aggregate amount less than the Early Exchange Cap, the Existing MBI Lenders providing Lender Acceptances received by the Exchange Agent after the Equal Treatment Deadline that represent Exchange Eligible Term Loans that, together with the Early Participating Loans, do not exceed the Early Exchange Cap (such Existing MBI Lenders, the “Subsequent Early Participating Lenders” and the Exchange Eligible Term Loans of such Subsequent Early Participating Lenders, to the extent not exceeding the Early Exchange Cap, the “Subsequent Early Participating Loans”) shall receive:

(x) a cash payment equal to 50% of the principal amount of such Subsequent Early Participating Lender’s Subsequent Early Participating Loans; and

(y) New First-Out Cable One Loans in an aggregate principal amount equal to 50% of such Subsequent Early Participating Lender’s Subsequent Early Participating Loans;

provided that in no event shall the sum of the aggregate principal amount of the Early Participating Loans and the Subsequent Early Participating Loans exceed the Early Exchange Cap (and the amount (if any) of the Exchange Eligible Term Loans of the Final Early Participating Lender (as defined below) that would otherwise cause the Early Exchange Cap to be exceeded shall be deemed to be Late Participating Loans (as defined below) (and such Subsequent Early Participating Lender shall be deemed to be a Late Participating Lender solely with respect to such Late Participating Loans)). “Final Early Participating Lender” means the Subsequent Early Participating Lender that provided the Lender Acceptance received latest in time by the Exchange Agent, as determined by the Exchange Agent in its sole and absolute discretion.

The cash payment, New First-Out Cable One Loans and New Second-Out Cable One Loans described in clause (a) above and this clause (b)(i) (other than any New Second-Out Cable One Loans exchanged for the Final Early Participating Lender’s Late Participating Loans) are collectively referred to as the “Early Exchange Consideration”.

(ii)	Late Exchange Consideration. The principal amount of Exchange Eligible Term Loans for which Lender Acceptances are received by the Exchange Agent after both (i) the Equal Treatment Deadline has occurred and (ii) the Early Exchange Cap has been filled shall be designated as “Late Participating Loans” (collectively with the Early Participating Loans and the Subsequent Early Participating Loans (if any), the “Participating Loans”), and the Lenders in respect thereof, “Late Participating Lenders”. Each Late Participating Lender shall receive, on the MBI Exchange Date, in exchange for the principal amount of its Exchange Eligible Term Loans designated (or deemed) as Late Participating Loans (the “Late Principal Amount”), New Second-Out Cable One Loans in an aggregate principal amount equal to 100% of such Late Participating Lender’s Late Principal Amount.

The New Second-Out Cable One Loans described in this clause (b)(ii) are referred to as the “Late Exchange Consideration” and, together with the Early Exchange Consideration, the “Exchange Consideration”.

(c)	Notwithstanding anything to the contrary set forth in the foregoing clauses (a) and (b), the Company may elect, in its sole and absolute discretion, to determine the allocation of Exchange Consideration among the Participating Lenders on the basis of time-stamp only (and without giving effect to the Equal Treatment Deadline), in which case (i) the first Existing MBI Lenders providing Lender Acceptances received by the Exchange Agent that represent Exchange Eligible Term Loans that do not exceed the Early Exchange Cap shall be deemed Subsequent Early Participating Lenders and shall receive the Exchange Consideration as specified in clause (b)(i) above (and, for the avoidance of doubt the deemed Subsequent Early Participating Lender whose Exchange Eligible Term Loans would otherwise cause the Early Exchange Cap to be exceeded shall be deemed the Final Early Participating Lender and shall receive the Exchange Consideration in accordance with the proviso in clause (b)(i) above) and (ii) the Existing MBI Lenders whose Lender Acceptances are received by the Exchange Agent after the Early Exchange Cap has been filled shall be deemed Late Participating Lenders and shall receive the Exchange Consideration as specified in clause (b)(ii) above (the foregoing, the “Company Option”).

(d)	All interest and fees applicable to the Term Loans shall continue to accrue pursuant to Section 2.10 of the MBI Credit Agreement until the MBI Exchange Date. To the extent the Exchange is consummated, all accrued interest and fees in respect of the Participating Loans exchanged for Exchange Consideration shall be paid in cash by Cable One on such date. Each Participating Lender (as defined below) waives any amounts that may be due under Section 3.06 of the MBI Credit Agreement in connection with the Exchange.

(e)	Cable One reserves the right, in its sole and absolute discretion (and without limiting the termination and amendment provisions below), to (i) consummate the MBI Exchange Transactions with respect to the Exchange Eligible Term Loans of the Existing MBI Lenders that provided the first Lender Acceptances received by the Exchange Agent that collectively represent 75.0% of the total aggregate principal amount of all Exchange Eligible Term Loans (or such greater percentage as may be necessary to include all of the Exchange Eligible Term Loans of the final Existing MBI Lender whose Lender Acceptance causes the percentage to exceed 75.0% of the total aggregate principal amount of all Exchange Eligible Term Loans), (ii) consummate the MBI Exchange Transactions with respect to all of the Exchange Eligible Term Loans of the Existing MBI Lenders who provide Lender Acceptances (regardless of the total aggregate principal amount of all Exchange Eligible Term Loans represented by such Lender Acceptances) or (iii) elect not to consummate any of the MBI Exchange Transactions.

(f)	Notwithstanding anything to the contrary set forth herein, to the extent that any Early Participating Lender (other than any Dealer (as defined below)) is a lender under the Existing CABO Credit Agreement and, prior to the consummation of the MBI Exchange Transactions, rejects any offer to exchange its commitments and loans under the Existing CABO Credit Agreement for consideration consisting of a combination of (x) a partial cash paydown at par and (y) a dollar-for-dollar exchange of the remainder of such indebtedness into indebtedness of Cable One on terms no worse (from the perspective of such lender) than the terms of the FLFO Facilities set forth in Annex B, such Early Participating Lender shall automatically be deemed to be a Late Participating Lender and its Exchange Consideration shall be Late Exchange Consideration (and in such an event no changes will be made to the Exchange Consideration to be received by any other Participating Lender in connection with the Exchange).

(g)	Notwithstanding anything to the contrary set forth herein, to the extent any Participating Lender that is a commercial bank expressly indicates on its Lender Acceptance that it is executing on behalf of specific trading desk(s) and/or business group(s) of such Participating Lender, the obligations set forth in the Lender Acceptance shall only apply to such trading desk(s) and/or business group(s) and shall not apply to any other trading desk or business group of such Participating Lender or of such Participating Lender’s affiliates unless and until such other trading desk or business group or its affiliates provides a Lender Acceptance or a subsequent Lender Acceptance is provided on behalf of such other trading desk(s) and/or business group(s).

The determination of when Lender Acceptances are received by the Exchange Agent, including the determination of lenders who constitute Early Participating Lenders and Subsequent Early Participating Lenders, shall be made on the basis of time stamps recorded by the Exchange Agent. The determination and recording of all time stamps shall be made by the Exchange Agent in its sole and absolute discretion. Any such time stamp shall be conclusive and binding absent manifest error, and no Participating Lender shall have any right to challenge, dispute, or otherwise contest the Exchange Agent’s determination or recording of such time stamp.

2. Consent to Amendment

Each Existing MBI Lender that delivers an executed Lender Acceptance in accordance with Section 3 below (each, a “Participating Lender”, and any Existing MBI Lender that is not a Participating Lender, a “Non-Participating Lender”) agrees, and shall be deemed to have irrevocably consented, to an amendment to the MBI Credit Agreement (the “Amendment”) effectuating the modifications and changes set forth in the Amendment Exhibit. Each Participating Lender authorizes and directs the MBI Administrative Agent, on or after the MBI Exchange Date, to append its executed signature page for the Amendment delivered in accordance with Section 3 below to the definitive documentation in respect of the Amendment. It shall not be necessary for the Participating Lenders to approve the particular form of any proposed amendment, supplement or waiver to give effect to the Amendment, provided that such Amendment solely gives effect to the Exchange and any or all of the modifications contemplated in Annex D.

3. Acceptance Procedures

In order to participate in the Exchange, each Existing MBI Lender must execute and deliver (i) an irrevocable Lender Acceptance and Exchange Offer Acceptance, (ii) a signature page for the Amendment, (iii) a signature page to the FLFO Facilities Documentation (as defined below), (iv) a signature page to the FLSO Facilities Documentation (as defined below), (v) a signature page for the assignment and assumption of such Existing MBI Lender’s Exchange Eligible Term Loans and (vi) a signature page to the Purchase Agreement (as defined in Annex A), each in the form of Exhibit A hereto (clauses (i) through (vi), a “Lender Acceptance”), to LendAmend (the “Exchange Agent”) at CableOneJune26LA@Fisglobal.com no later than 5:00 p.m. (New York City time) on June 23, 2026 (the “Acceptance Deadline”, which may be extended by the Company in its sole and absolute discretion, whether before, at or after the existing Acceptance Deadline, by written notice to the Existing MBI Lenders, via notice to the MBI Administrative Agent and the Exchange Agent). Each Existing MBI Lender electing to participate in the Exchange must exchange all (but not less than all) of such Existing MBI Lender’s Exchange Eligible Term Loans as of the Record Time.

Any Lender Acceptance that is not actually received by the Exchange Agent by the Acceptance Deadline shall be deemed void and of no force or effect, and the applicable Existing MBI Lender shall not be entitled to participate in the Exchange unless Cable One, in its sole and absolute discretion, determines to accept such late Lender Acceptance.

To the extent that a Lender Acceptance contains any error, mistake or defect, Cable One may, in its sole and absolute discretion (i) consult with the applicable Participating Lender to correct any such error, mistake or defect or (ii) reject such Lender Acceptance (in which case such Existing MBI Lender shall no longer constitute a Participating Lender).

The Exchange Agent shall promptly notify each Participating Lender of the outcome of the Offer, including the Exchange Consideration allocated thereto and whether the Company exercised the Company Option.

4. Closing; Termination; Withdrawal

The consummation of the Exchange (the “Closing” and the date of such consummation, the “MBI Exchange Date”) shall occur on a date to be announced by Cable One in its sole and absolute discretion, it being understood that Cable One may extend the MBI Exchange Date in its sole and absolute discretion. Cable One shall provide notice of the MBI Exchange Date to the Participating Lenders, by notice sent to the MBI Administrative Agent, no later than one (1) business day prior to the MBI Exchange Date.

Cable One reserves the right, in its sole and absolute discretion, to terminate, withdraw, or amend this Offer Notice (and the Exchange contemplated hereby) at any time prior to the consummation of the Exchange and for any reason; provided that Cable One shall provide notice of any termination, withdrawal or amendment to the Existing MBI Lenders, via notice to the MBI Administrative Agent and the Exchange Agent, and with respect to any amendment to this Offer Notice (and the Exchange contemplated hereby) that is materially adverse to the interests of the Participating Lenders, each Participating Lender shall have the option to withdraw its Lender Acceptance by written notice to Cable One, the MBI Administrative Agent and the Exchange Agent no later than 5:00 p.m. (New York City time) on the Business Day immediately following receipt of notice of such amendment.

If the MBI Exchange Date has not occurred on or prior to December 31, 2026 (the “Outside Date”) any Participating Lender, by written notice to Cable One, the MBI Administrative Agent and the Exchange Agent, may withdraw its Lender Acceptance after the Outside Date. Upon such withdrawal, such Lender Acceptance previously delivered shall be void and of no further force or effect.

For the avoidance of doubt, no Participating Lender may revoke, cancel or withdraw its Lender Acceptance other than as set forth in this Section 4.

5. Settlement Mechanics

On the MBI Exchange Date, the Exchange shall be consummated as described in the Transaction Description.

6. Restriction on Transfers

Upon delivery of a Lender Acceptance, the applicable Participating Lender agrees that it shall not assign, transfer, pledge or otherwise dispose of (including via participation, total return swap, or other financial instrument) (“Transfer”), any of its Exchange Eligible Term Loans from and after the date of delivery of such Lender Acceptance through and including the earlier of (a) the date on which this Offer Notice is terminated in accordance with Section 4 above and (b) with respect to any Participating Lender that has validly withdrawn its Lender Acceptance pursuant to Section 4 above, the date of such withdrawal; provided that a Participating Lender may Transfer its Exchange Eligible Term Loans, with the consent of the Company, to any party that has executed the (or shall execute a) Lender Acceptance (the “Transferee Acceptance”) with respect to such Exchange Eligible Term Loans, which Transferee Acceptance shall be deemed to replace the Lender Acceptance originally submitted by the Participating Lender (and shall be deemed to have the same time stamp marked by the Exchange Agent for such originally submitted Lender Acceptance).

To the extent any Exchange Eligible Term Loans are subject to an unsettled trade when this Offer Notice is delivered (“Subject Term Loans”), if the transferor or a Dealer (as defined below) is on the Register with respect to such Subject Term Loans, it may not validly submit a Lender Acceptance unless the transferee of such unsettled trade also submits a Lender Acceptance.

“Dealer” means (a) an entity that buys and sells loans as principal, for its own account, or for the account of its client and holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers loans, in its capacity as a dealer or market maker in such loans and (b) is in fact regularly engaged in the business of making a market in loans extended to corporate borrowers.

7. Commitment Fee.

In consideration for the agreements of each Participating Lender hereunder, Cable One shall pay to each Participating Lender a commitment fee (the “Commitment Fee”) in an amount equal to 0.05% of the aggregate principal amount of such Participating Lender’s Exchange Eligible Term Loans on the Commitment Fee Payment Date (as defined below). The Commitment Fee shall be earned, due and payable to a Participating Lender on the applicable Commitment Fee Payment Date with respect to such Participating Lender.

For purposes of this section, “Commitment Fee Payment Date” means the earliest of (w) the MBI Exchange Date, (x) the date the Offer is terminated by Cable One, (y) the Outside Date (solely in the event the MBI Exchange Date has not occurred on or prior to the Outside Date) and (z) with respect to any Participating Lender that has validly withdrawn its Lender Acceptance pursuant to Section 4 above, the date of such withdrawal.

8. Miscellaneous

This Offer Notice does not constitute an offer to sell, or a solicitation of an offer to buy, any security within the meaning of the Securities Act of 1933, as amended, or any state securities laws.

This Offer Notice shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws that would require the application of the laws of any other jurisdiction.

This Offer Notice and each Lender Acceptance delivered in accordance with Section 3 hereof shall be construed together as a single binding agreement. This Offer Notice and each Lender Acceptance may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement between the Company and such Participating Lender. Delivery of an executed counterpart by facsimile or electronic transmission (including .pdf) shall be as effective as delivery of an originally executed counterpart.

9. Notices

All notices and other communications from any party given or made pursuant to this Offer Notice shall be in writing and shall be sent:

(a)	If to Cable One:

Cable One, Inc.

210 E. Earll Drive

Phoenix, Arizona, 85012

Attn: Todd Koetje; Chris Arntzen

Email: Todd.Koetje@cableone.biz; chris.arntzen@cableone.biz

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West

375 Ninth Avenue, New York, NY 10001

Attn: Paul Zumbro; Joseph Zavaglia

Email: pzumbro@cravath.com; jzavaglia@cravath.com

(b)	If to the MBI Administrative Agent:

Truist Bank

303 Peachtree Street, N.E.

Atlanta, Georgia 30308,

Attn: Agency Services Manager – Mega Broadband;

Telephone: (404) 221-2001;

E-mail: agency.services@truist.com

With a copy (which shall not constitute notice) to

Truist Bank

3333 Peachtree Road,

Atlanta, Georgia 30326,

Attn: Paige Scheper

Telephone: (404) 926-5350

Very truly yours,

CABLE ONE, INC.

By:	/s/ Christopher J. Arntzen
Name:	Christopher J. Arntzen
Title:	Senior Vice President, General Counsel and Secretary

cc:	Truist Bank, as MBI Administrative Agent

303 Peachtree Street, N.E.

Atlanta, Georgia 30308

Attention: Agency Services Manager – Mega Broadband

Email: agency.services@truist.com

Attachments:

Exhibit A – Lender Acceptance and Exchange Offer Acceptance

Annex A – Transaction Description

Annex B – First-Out Term Sheet

Annex C – Second-Out Term Sheet

Annex D – Amendment Exhibit

Annex E – Intercompany Loan Exhibit

EXHIBIT A

LENDER ACCEPTANCE AND EXCHANGE OFFER ACCEPTANCE

Reference is made to that certain Exchange Offer Notice, dated June 22, 2026 (the “Offer Notice”), delivered by Cable One, Inc. (“Cable One” or the “Company”) to the Lenders under that certain Credit Agreement, dated as of November 12, 2020 (as amended by the First Amendment, dated as of December 28, 2021, the Second Amendment, dated as of April 21, 2023, the Third Amendment, dated as of April 16, 2024, and the Fourth Amendment, dated as of December 18, 2024, the “MBI Credit Agreement”), among Eagle Broadband Investments, LLC, as Parent Borrower, Northland Cable Properties, Inc. and Northland Cable Television, Inc., as Borrowers, Mega Broadband Investments Intermediate I LLC, as Holdings, Vyve Broadband Investments, LLC, as Intermediate Holdings, Mega Acquisition Holdings, Inc., the other Guarantors party thereto, each Lender party thereto (the “Lenders”), each L/C Issuer party thereto, and Truist Bank, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Offer Notice (including the Annexes attached thereto) or, if not defined therein, the MBI Credit Agreement.

The undersigned (the “Participating Lender”) hereby represents, warrants, acknowledges, and agrees as follows:

1.	Representations and Warranties.

(a) The Participating Lender is a Lender of record under the MBI Credit Agreement as of the Record Time and holds the Exchange Eligible Term Loans set forth on the Lender Holdings Annex attached hereto.

(b) The Participating Lender has received and reviewed the Offer Notice, the First-Out Term Sheet, the Second-Out Term Sheet, the Amendment Exhibit, and the Intercompany Loan Exhibit, along with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to participate in the Exchange.

(c) The Participating Lender has independently and without reliance upon the MBI Administrative Agent, the Exchange Agent, Cable One, the Parent Borrower, any other Lender or any affiliates or advisors of the foregoing, and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Lender Acceptance and participate in the Exchange.

(d) The Participating Lender is a sophisticated institutional investor with experience in transactions of this type and is capable of evaluating the merits and risks of the Exchange and the New Cable One Loans on its own behalf, and acknowledges that the Company, its affiliates, and its advisors, are making no representations or warranties as to the reasonableness of the Offer, the financial status of the Company, the Parent Borrower, or their respective subsidiaries or affiliates, or guaranteeing any specific outcome.

(e) The Participating Lender has full power and authority to execute, deliver, and perform its obligations under this Lender Acceptance, and the execution, delivery, and performance hereof have been duly authorized by all necessary action on the part of the Participating Lender.

(f) The execution, delivery, and performance of this Lender Acceptance do not and will not violate, conflict with, or result in a breach of any law, regulation, order, agreement, or instrument to which the Participating Lender is a party or by which it or its assets are bound.

(g) The Participating Lender is in compliance with all applicable securities laws and regulations (including any applicable insider trading laws) in connection with its decision to participate in the Exchange and the transactions contemplated hereby.

2.	Consent to Amendment.

The Participating Lender hereby irrevocably consents to the Amendment on the terms set forth in the Amendment Exhibit. The Participating Lender’s executed signature page to the Amendment is annexed hereto and the Participating Lender authorizes and directs the MBI Administrative Agent to append such signature page to the definitive documentation in respect of the Amendment.

3.	Election to Participate in the Exchange.

The Participating Lender hereby irrevocably elects to participate in the Exchange and to exchange all of its Exchange Eligible Term Loans as of the Record Time (as set forth on the Lender Holdings Annex attached hereto) for the applicable Exchange Consideration in accordance with the terms and conditions of the Offer Notice. The Participating Lender acknowledges that its Exchange Eligible Term Loans will be allocated as either Early Exchange Consideration or Late Exchange Consideration in accordance with Section 1 of the Offer Notice and there is no guarantee that the Participating Lender shall receive Early Exchange Consideration. The Participating Lender waives any amounts due (if any) under Section 3.06 of the MBI Credit Agreement in connection with the Exchange.

4.	Deemed Assignment and Exchange.

The Participating Lender acknowledges and agrees that, on the MBI Exchange Date, its Exchange Eligible Term Loans shall be deemed exchanged for, and replaced by, the applicable Exchange Consideration, and all rights, title, and interest in such Exchange Eligible Term Loans shall be automatically held by either the Parent Borrower or Cable One, as applicable. The Participating Lender’s executed signature page to (i) the assumption and assignment agreement, (ii) the FLFO Facilities Documentation, (iii) the FLSO Facilities Documentation and (iv) the Purchase Agreement, in each case, to effectuate the Exchange is, in each case, annexed hereto and the Participating Lender authorizes and directs the MBI Administrative Agent and/or the administrative agent for the New Cable One Loans, as applicable, to append the applicable signature pages to the relevant definitive documentation in order to effectuate the Exchange. The Participating Lender authorizes and directs the MBI Administrative Agent to update the Register to reflect the assignment and, if applicable, cancellation, of such Participating Lender’s Exchange Eligible Term Loans.

5.	Restriction on Transfer.

From and after the date of delivery of this Lender Acceptance through and including the earlier of (a) the date on which this Offer Notice is terminated in accordance with Section 4 above and (b) with respect to any Participating Lender that has validly withdrawn its Lender Consent pursuant to Section 4 above, the date of such withdrawal, the Participating Lender agrees that it shall not Transfer any of its Exchange Eligible Term Loans unless as expressly permitted by, and in accordance with, Section 6 of the Offer Notice.

6.	Withdrawal.

(a) If the MBI Exchange Date has not occurred on or prior to the Outside Date, upon written notice to Cable One, the MBI Administrative Agent and the Exchange Agent, the Participating Lender may withdraw its Lender Acceptance.

(b) If Cable One makes any amendment to the Offer Notice (or the Exchange contemplated thereby) that is materially adverse to the interests of the Participating Lender, the Participating Lender may withdraw its Lender Acceptance by written notice to Cable One, the MBI Administrative Agent and the Exchange Agent no later than 5:00 p.m. (New York City time) on the Business Day immediately following receipt of notice of such amendment.

(c) Upon any withdrawal pursuant to Section 6(a) or 6(b) above, this Lender Acceptance shall automatically become void and of no further force or effect. For the avoidance of doubt, no Participating Lender may revoke, cancel or withdraw its Lender Acceptance other than as set forth in Section 6(a) or 6(b) above.

7.	Third-Party Beneficiaries.

The Exchange Agent and, effective on and after the date on which the Second MBI Transaction (as defined in the Existing CABO Credit Agreement) is consummated, the Parent Borrower are intended third-party beneficiaries of this Lender Acceptance and each shall be entitled to enforce the provisions hereof as if they were parties hereto.

8.	Governing Law.

This Lender Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law that would require the application of the laws of another jurisdiction.

9.	Counterparts; Electronic Signatures.

This Lender Acceptance may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile or other electronic transmission (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) shall be as effective as delivery of an originally executed counterpart.

This Lender Acceptance and the Offer Notice shall be construed together as a single binding agreement. This Lender Acceptance and the Offer Notice may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement between the Company and such Participating Lender. Delivery of an executed counterpart by facsimile or electronic transmission (including .pdf) shall be as effective as delivery of an originally executed counterpart.

10.	Specific Performance.

The Participating Lender acknowledges and agrees that a breach or threatened breach by the Participating Lender of its obligations under this Lender Acceptance would cause Cable One irreparable harm for which monetary damages would not be an adequate remedy. Accordingly, in addition to any other rights or remedies available at law or in equity, Cable One shall be entitled to seek and obtain specific performance, injunctive relief, and other equitable relief to enforce the Participating Lender’s obligations under such provisions, without the necessity of proving actual damages or posting any bond or other security. The Participating Lender agrees not to oppose the granting of such relief on the basis that Cable One has an adequate remedy at law or that any such relief is unavailable or inappropriate. Nothing in this Section 10 shall entitle the Participating Lender to specific performance, injunctive relief, or other equitable relief against Cable One.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Lender Acceptance and Exchange Offer Acceptance as of the date set forth below.

Date:

PARTICIPATING LENDER:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to Lender Acceptance]

LENDER:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to Amendment]

LENDER:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to FLFO Facilities Documentation]

LENDER:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to FLSO Facilities Documentation]

The terms set forth in this assignment and assumption are hereby agreed to:

ASSIGNOR:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to Assignment and Assumption]

LENDER:

Name of Institution

By:

Name:
Title:

By:

Name:
Title:

[Signature page to Purchase Agreement]

LENDER HOLDINGS ANNEX

Capitalized terms used but not defined in this Lender Holdings Annex shall have the meanings set forth in the Exchange Offer Notice to which this Lender Holdings Annex is attached.

The undersigned Participating Lender certifies that, as of the Record Time, it holds the following Term Loans under the MBI Credit Agreement:

Type of Term Loan	Outstanding Principal Amount ($)
Term Loans	$
Total Term Loans	$

Note: The Participating Lender must include all Term Loans held as of the Record Time. Partial elections are not permitted.

Annex A

CABLE ONE, INC.

Transaction Description

Capitalized terms used but not defined herein shall have the meanings set forth in the Exchange Offer Notice (including the other Annexes thereto) to which this Annex A is attached or in that certain Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023, among Cable One, Inc. (“Cable One” or the “Company”), JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and other agents party thereto from time to time, as amended by Amendment No. 1, dated as of May 22, 2023, Amendment No. 2, dated as of October 7, 2024 and Amendment No. 3, dated as of March 31, 2025 (the “Existing CABO Credit Agreement”). In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Annex A shall be determined by reference to the context in which it is used.

1.	Pursuant to the Offer Notice, (x) each Early Participating Lender shall exchange its Early Participating Loans for Early Exchange Consideration and (y) each Late Participating Lender shall exchange its Late Participating Loans for Late Exchange Consideration (the foregoing clauses (x) and (y), the “MBI Exchange Transactions”). The MBI Exchange Transactions may be consummated and settled pursuant to the acquisition of the Participating Term Loans (directly or through a broker) by either Cable One or the Parent Borrower, in each case, in exchange for the Exchange Consideration, which may be set forth in a purchase agreement for which each Participating Lender has submitted its signature page in Exhibit A (the “Purchase Agreement”).

2.	After the date of the Offer Notice, but prior to consummating the MBI Exchange Transactions, Cable One may (i) raise new indebtedness for borrowed money (the “New Money Financing”) the proceeds of which will be used, in whole or in part, to (A) consummate the Second MBI Transaction and the MBI Exchange Transactions, (B) repay and reduce a portion of the commitments and loans of the CABO Exchanging Lenders (as defined below), and (C) pay fees and transactions expenses in connection with the foregoing and (ii) enter into a series of exchange transactions (the “CABO Exchange Transactions”) pursuant to which revolving lenders and term lenders under the Existing CABO Credit Agreement (the “CABO Exchanging Lenders”) will exchange outstanding revolving commitments, revolving loans and term loans under the Existing CABO Credit Agreement for Revolving Commitments, Revolving Loans and FLFO Term Loans under the FLFO Facilities Documentation (as defined in Annex B).

The date on which the CABO Exchange Transactions are consummated, the FLFO Facilities Documentation is entered into and the New Money Financing is incurred is referred to herein as the “CABO Financing Date”.

3.	After the CABO Financing Date, Cable One intends to consummate (x) the Second MBI Transaction and (y) the MBI Exchange Transactions, which may be effected through the purchase of all Participating Loans from the Participating Lenders by either Cable One or the Parent Borrower (in each case, directly or through a broker). Such purchase may be funded, or such Participating Loans may be refinanced, as applicable, via an Intercompany Loan to the MBI Borrower as described in further detail on Annex E. The date on which the Second MBI Transaction and MBI Exchange Transactions are consummated is referred to herein as the “MBI Exchange Date”.

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4.	If on or around the MBI Exchange Date, the Participating Lenders, together with any other lender under the MBI Credit Agreement that supports the MBI Exchange Transactions, constitute “Required Lenders” under the MBI Credit Agreement (“MBI Required Lender Approval”), concurrently with the MBI Exchange Transactions, the MBI Credit Agreement may be amended as described in Annex D (in whole or in part), including to subordinate, in payment and lien priority, the Secured Obligations (as defined in the MBI Credit Agreement) of Non-Participating Lenders to the Intercompany Loan (the “MBI Amendment”), in each case, in the Company’s sole and absolute discretion.

5.	If on or around the MBI Exchange Date, the Participating Lenders, together with any other lender under the MBI Credit Agreement that supports the MBI Exchange Transactions, do not constitute Required Lenders under the MBI Credit Agreement, Cable One may cause MBI to utilize investment, asset sale, or other capacity under the MBI Credit Agreement to the extent not prohibited thereby to transfer assets to an unrestricted subsidiary or a restricted subsidiary that is not a credit party thereunder (the “MBI Sub”), which MBI Sub may (i) guarantee the FLFO Facilities, the FLSO Term Loan Facility and the New Money Financing and (ii) grant collateral to the Collateral Trustee in support of its guarantee.

Annex b

CABLE ONE, INC.

First Lien First-Out Facilities

Summary of Terms and Conditions

Capitalized terms used but not defined herein shall have the meanings set forth in the Exchange Offer Notice (including the other Annexes thereto) to which this Annex B is attached or in that certain Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023, among Cable One, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and other agents party thereto from time to time, as amended by Amendment No. 1, dated as of May 22, 2023, Amendment No. 2, dated as of October 7, 2024 and Amendment No. 3, dated as of March 31, 2025 (the “Existing CABO Credit Agreement”). In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Annex B shall be determined by reference to the context in which it is used.

References in this term sheet to terms and conditions being “no worse” than terms and conditions as set forth in the Existing CABO Credit Agreement shall mean no worse from the perspective of the Lenders holding term loans.

Borrower:	Cable One, Inc. (the “Borrower”).

Guarantors:	Consistent with, and in any event, no worse than the Existing CABO Credit Agreement; provided that, if MBI Required Lender Approval is received, Mega Broadband Investments Holdings LLC, a Delaware limited liability company (“MBI”) and its subsidiaries (in each case, to the extent constituting Specified Domestic Subsidiaries) may become subsidiary guarantors.

Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

Collateral Trustee:	An institution to be agreed by the Borrower and the Lead Arrangers (in such capacity, the “Collateral Trustee”).

Lenders:	A syndicate of existing lenders under the Existing CABO Credit Agreement and the MBI Credit Agreement (as defined in Annex D) that have agreed to exchange their commitments or loans under the Existing CABO Credit Agreement or the MBI Credit Agreement, as applicable, for FLFO Term Loans and Revolving Commitments under the FLFO Facilities Documentation (as defined below) (collectively, the “Lenders”).

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Facility:

A senior secured first lien first-out term loan B facility in an aggregate principal amount not to exceed $1.4 billion (the “FLFO Term Loan Facility” and the term loans thereunder, the “FLFO Term Loans”); provided that the total aggregate principal amount of first lien Indebtedness of the Borrower on the MBI Exchange Date shall not exceed the sum of (i) $3.65 billion and (ii) any borrowings under the Revolving Facility the proceeds of which are used to pay fees and expenses in connection with the CABO Exchange Transactions and/or the MBI Exchange Transactions. The FLFO Term Loans issued to the Participating Lenders on the MBI Exchange Date shall be issued in the form of an incremental upsize to, or incremental term loans on the same terms as, the FLFO Term Loans issued on the CABO Financing Date.

A senior secured, first lien first-out revolving credit facility in an aggregate principal amount of up to $1.0 billion (the “Revolving Facility”; the commitments thereunder, the “Revolving Commitments” and the loans thereunder, the “Revolving Loans”; the Revolving Facility, together with the FLFO Term Loan Facility, the “FLFO Facilities”).

Consistent with (and in any event, on terms no worse than) the Existing CABO Credit Agreement, letters of credit will be available under the Revolving Facility in an amount equal to up to $150 million and swingline loans shall be available in an amount equal to up to $10 million.

Documentation:	The FLFO Facilities shall be documented pursuant to a credit agreement (the “FLFO Facilities Documentation”) that is based on the Existing CABO Credit Agreement, as updated to (i) reflect the terms and conditions set forth in this term sheet, (ii) reflect changes in applicable law, (iii) reflect the administrative and operational requirements of the Administrative Agent and Collateral Trustee and (iv) as may otherwise be agreed in connection with marketing and syndication of the FLFO Facilities (but in any event in a manner no worse than as set forth in this term sheet).

Pricing:	The Applicable Rate for FLFO Term Loans will be, at the option of the Borrower, (i) the Term SOFR Rate plus 2.25% or (ii) the Alternate Base Rate plus 1.25%.

Maturity:	The FLFO Term Loans will mature on a date that is no later than six (6) years from the MBI Exchange Date.

Amortization:	FLFO Term Loans will amortize on a quarterly basis in arrears (beginning with the first full fiscal quarter ending after the CABO Financing Date) at a rate (expressed as a percentage of the original principal amount thereof) of 1% per annum (subject to customary downward adjustments in the event of prepayments) with the balance paid on the maturity date of the FLFO Term Loans.

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Incremental Facilities:	The Borrower will be permitted to incur first lien first-out incremental term loans solely to effect (x) the MBI Exchange Transactions and (y) refinancings, replacements or extensions of Indebtedness under the Existing CABO Credit Agreement as amended on the CABO Financing Date; provided that the aggregate principal amount of FLFO Term Loans under the FLFO Facilities Documentation shall not exceed $1.40 billion at any time outstanding.

Optional Prepayments:

The Borrower shall have the right at any time and from time to time to prepay any class of the FLFO Facilities, in whole or in part, without premium or penalty, except as set forth below:

Consistent with, and in any event, on terms no worse than the Existing CABO Credit Agreement, FLFO Term Loans will be subject to customary 1.00% “soft call” protection in connection with any Repricing Transaction consummated prior to the date that is six (6) months after the CABO Financing Date; provided that such premium shall not apply if such refinancing or amendment is in connection with a “change of control” transaction.

Mandatory Prepayments:

FLFO Term Loans shall be subject to customary mandatory prepayment sweeps from excess cash flow, the net cash proceeds of non-ordinary course dispositions, casualty and condemnation proceeds and the net proceeds of non-permitted debt incurrences, in each case, subject to required payment percentages, step-downs, thresholds and reinvestment rights no worse than the Existing CABO Credit Agreement.

Security:

To be secured by (i) the CABO Collateral (as defined below) on terms consistent with, and in any event, no worse than the Existing CABO Credit Agreement, (ii) if applicable, concurrently with MBI and its wholly-owned domestic material subsidiaries becoming subsidiary Guarantors, the assets of MBI and such subsidiaries (subject to customary exclusions), (iii) the Intercompany Loan (as defined in Annex E) and (iv) if applicable, the assets of the MBI Sub (clauses (i) through (iv) collectively, the “Collateral”). For purposes hereof, “CABO Collateral” means the existing collateral of the Borrower and its subsidiaries securing the obligations outstanding under the Existing CABO Credit Agreement immediately prior to the CABO Exchange Transactions.

The first lien indebtedness, which shall include the FLFO Facilities, the FLSO Term Loan Facility (as defined in Annex C) and the New Money Financing, shall be secured on a first lien basis by the Collateral, with payment priority to be set forth in the Priority Agreement(s) (as defined below), it being understood that the FLFO Facilities shall be “first-out” with respect to the CABO Collateral.

The priorities among the first lien indebtedness shall be set forth in a collateral trust agreement, subordination agreement, intercreditor agreement, any other similar agreement, or any combination thereof (the “Priority Agreement(s)”).

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Conditions to MBI Exchange Date:	The conditions precedent to the MBI Exchange Date shall require (i) the CABO Financing Date to have occurred, (ii) the Second MBI Transaction to have occurred or to occur substantially simultaneously therewith and (iii) that on the MBI Exchange Date, giving pro forma effect to the borrowings and incurrences thereon, the total aggregate principal amount of the FLFO Term Loan Facility does not exceed $1.40 billion.

Representations and Warranties:	No worse than the Existing CABO Credit Agreement.

Affirmative Covenants:	No worse than the Existing CABO Credit Agreement.

Negative Covenants:	No worse than the Existing CABO Credit Agreement or otherwise on terms consistent with the terms negotiated with the CABO Exchanging Lenders who will hold FLFO Term Loans.

Financial Covenant:	FLFO Term Loans: None.

Events of Default:	Substantially consistent with the Existing CABO Credit Agreement (but to be revised with respect to any outstanding indebtedness under the MBI Credit Agreement, if applicable, and the effects of any non-payment thereof).

Assignments:	No worse than the Existing CABO Credit Agreement.

Voting:

No worse than the Existing CABO Credit Agreement and to (i) include customary “Serta” protection with an exception if offered to all Lenders on a pro rata basis on the same terms (other than with respect to arrangement fees, administrative fees, backstop fees, counsel fees or other similar or related fees), (ii) require that any amendment to, or waiver of, any provision requiring pro rata sharing and the waterfall provisions shall be subject to an affected Lender vote, (iii) require the vote of Required Lenders and Required Revolving Lenders to incur additional first lien first-out Indebtedness and (iv) prohibit amendments to the LME Protections (as defined below) without the vote of a supermajority (66 2/3%) of the Lenders providing the FLFO Facilities (other than Serta, which may not be amended without a 100% Lender vote).

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Liability Management Protections:	The FLFO Facilities Documentation shall include customary anti-LME protections, including “Pluralsight”, “JCrew”, “Chewy”, “Envision”, and “Serta” protections (the “LME Protections”).

Governing Law and Forum:	New York.

Counsel to the Administrative Agent:	Simpson Thacher & Bartlett LLP.

Annex C

CABLE ONE, INC.

First Lien Second-Out Facilities

Summary of Terms and Conditions

Capitalized terms used but not defined herein shall have the meanings set forth in the Exchange Offer Notice (including the other Annexes thereto) to which this Annex C is attached or in that certain Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023, among Cable One, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and other agents party thereto from time to time, as amended by Amendment No. 1, dated as of May 22, 2023, Amendment No. 2, dated as of October 7, 2024 and Amendment No. 3, dated as of March 31, 2025 (the “Existing CABO Credit Agreement”). In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Annex C shall be determined by reference to the context in which it is used.

References in this term sheet to terms being “no worse” than terms as set forth in the Existing CABO Credit Agreement shall mean no worse from the perspective of the Lenders.

Borrower:	Cable One, Inc. (the “Borrower”).

Guarantors:	Same as the FLFO Facilities.

Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

Collateral Trustee:	Same as the FLFO Facilities.

Lenders:	A syndicate of lenders under the MBI Credit Agreement that have agreed to exchange their loans under the MBI Credit Agreement for FLSO Term Loans under the FLSO Facilities Documentation (as defined below) (collectively, the “Lenders”).

Facility:	A senior secured first lien second-out term loan B facility in an amount to be agreed (the “FLSO Term Loan Facility” and the term loans outstanding thereunder, the “FLSO Term Loans”); provided that the total aggregate principal amount of first lien Indebtedness of the Borrower on the MBI Exchange Date shall not exceed the sum of (i) $3.65 billion and (ii) any borrowings under the Revolving Facility the proceeds of which are used to pay fees and expenses in connection with the CABO Exchange Transactions and/or the MBI Exchange Transactions.

Documentation:	The FLSO Term Loan Facility shall be documented pursuant to a new credit agreement based on the Existing CABO Credit Agreement (the “FLSO Facilities Documentation”), as updated to (i) reflect the terms and conditions set forth in this term sheet, (ii) reflect changes in applicable law, (iii) reflect the administrative and operational requirements of the Administrative Agent and Collateral Trustee and (iv) as may otherwise be agreed in connection with marketing and syndication of the New Money Financing (but in any event in a manner no worse than as set forth in this term sheet).

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Pricing:	The Applicable Rate for FLSO Term Loans will be, at the option of the Borrower, (i) the Term SOFR Rate plus 3.00% or (ii) the Alternate Base Rate plus 2.00%.

Maturity:	The FLSO Term Loans will mature on a date that is no later than seven (7) years from the MBI Exchange Date.

Amortization:	FLSO Term Loans shall not amortize. The unpaid principal amount of the FLSO Term Loans shall be repaid on the maturity date.

Optional Prepayments:	The Borrower shall have the right at any time and from time to time to prepay the FLSO Term Loans in whole or in part, without premium or penalty.

Mandatory Prepayments:	Same as the FLFO Facilities; provided that no mandatory prepayments of FLSO Term Loans shall be required until the FLFO Term Loans have been repaid in their entirety.

Security:	Same as the FLFO Facilities; provided that the FLSO Term Loans shall be “second out” with respect to the CABO Collateral.

Conditions to MBI Exchange Date:	Same as the FLFO Facilities.

Representations and Warranties:	Same as the FLFO Facilities.

Affirmative Covenants:	Same as the FLFO Facilities.

Negative Covenants:

To be substantially consistent with the New Money Financing, provided that (i) any incurrence based leverage ratios shall be 0.25x outside the corresponding ratios in the New Money Financing (it being understood that any ratio baskets in the FLSO Term Loan Facility shall be based on first lien net leverage ratios or total net leverage ratios (but maintaining the relevant cushion to any ratio baskets provided in the New Money Financing)) and (ii) there shall be no restriction on the Borrower’s use of cash proceeds from free cash flow or the Revolving Facility to repay debt at Cable One.

Financial Covenant:	None.

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Events of Default:

Same as the New Money Financing; provided that the FLSO Facilities Documentation shall permit portability to any acquiror to the extent that such acquiror is rated at least BB-/Ba3 by at least two rating agencies (or if rated by three or more rating agencies, rated at least BB-/Ba3 as the mean rating) (a “Permitted Change of Control Transaction”). In the event of a Permitted Change of Control Transaction, at the acquiror’s option, and to the extent permitted by the acquiror’s underlying indebtedness, the FLSO Facilities Documentation shall be amended to provide that the covenants, events of default, security and guarantees thereunder shall align with the covenants, events of default, security and guarantees applicable under the acquiror’s most recently issued tranche of indebtedness (provided such indebtedness is rated BB-/Ba3 or better). To effectuate the foregoing, the Lenders shall authorize the Administrative Agent and Collateral Trustee to enter into (i) any security and guarantee documents necessary to effectuate any such security and guarantees and (ii) a customary pari passu intercreditor agreement; provided if such security and guarantees are not permitted by the debt of the acquirer, the Lenders will retain the security and guarantees in existence immediately prior to the Permitted Change of Control Transaction.

Assignments:	Same as the FLFO Facilities.

Voting:	No worse than the Existing CABO Credit Agreement and to (i) include customary “Serta” protection with an exception if offered to all applicable Lenders on a pro rata basis on the same terms (other than with respect to arrangement fees, administrative fees, backstop fees, counsel fees or other similar or related fees) and (ii) require that any amendment to, or waiver of, any provision requiring pro rata sharing and the waterfall provisions shall be subject to an affected Lender vote.

Liability Management Protections:	Same as the FLFO Facilities.

Governing Law and Forum:	New York.

Counsel to the Administrative Agent:	Simpson Thacher & Bartlett LLP.

Annex D

CABLE ONE, INC.

MBI Credit Agreement – Consents

Capitalized terms used but not defined herein shall have the meanings set forth in the Exchange Offer Notice (including the other Annexes thereto) to which this Annex D is attached or in that certain Credit Agreement, dated as of November 12, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “MBI Credit Agreement”), by and among Mega Broadband Investments LLC, its subsidiaries party thereto as borrowers and guarantors, each lender and l/c issuer party thereto and Truist Bank, as Administrative Agent and Collateral Agent. In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Annex D shall be determined by reference to the context in which it is used.

In connection with, and immediately prior to giving effect to the MBI Exchange Transactions, assuming MBI Required Lender Approval is received, each Participating Lender shall provide its consent under the MBI Credit Agreement in favor of the MBI Amendment in order to effect the following:

1.	Permit the MBI Exchange Transactions and the other transactions contemplated by this Offer Notice;

2.	Remove substantially all provisions, including, but not limited to, representations and warranties, affirmative covenants, negative covenants, events of default and any related definitions, to the extent such provisions may be removed with Required Lender consent (but for the avoidance of doubt, not any other provision that requires the consent of any Lender other than the Required Lenders);

3.	Waive any Defaults or Events of Default that may have occurred on or prior to the date of effectiveness of the Amendment that may be waived with Required Lender consent;

4.	Permit the Loan Parties to guaranty and pledge their assets as collateral in support of Indebtedness of Cable One and the Intercompany Loan;

5.	Permit the FLFO Facilities, FLSO Term Loan Facility, the New Money Financing and the Intercompany Loan, and any other Indebtedness of MBI or Cable One and their respective subsidiaries and direct the Administrative Agent and Collateral Agent to enter into any Priority Agreement in order to subordinate, in payment and/or lien priority, the Secured Obligations (as defined in the MBI Credit Agreement) of Non-Participating Lenders to any or all of the foregoing;

6.	Direct the Administrative Agent and Collateral Agent to release guarantees and/or liens on the Collateral (including by selling assets), so long as the aggregate value of the guarantees and the liens so released do not exceed “all or substantially all” of the aggregate value of the guarantees or “all or substantially all” of the Liens on the collateral of MBI and its subsidiaries, taken as a whole, at such time;

7.	Direct the Administrative Agent to permit Cable One (or a broker acting on Cable One’s behalf) to become a Lender under the MBI Credit Agreement pursuant to Sections 2.14, 10.07 or otherwise thereof.

Annex E

CABLE ONE, INC.

Intercompany Loan

Summary of Terms and Conditions

Capitalized terms used but not defined herein shall have the meanings set forth in the Exchange Offer Notice (including the other Annexes thereto) to which this Annex E is attached or in that certain Credit Agreement, dated as of November 12, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “MBI Credit Agreement”), by and among Mega Broadband Investments LLC, its subsidiaries party thereto as borrowers and guarantors, each lender and l/c issuer party thereto and Truist Bank, as Administrative Agent and Collateral Agent. In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Annex E shall be determined by reference to the context in which it is used.

References in this term sheet to terms being “no worse” than terms as set forth in the MBI Credit Agreement shall mean no worse from the perspective of the Lenders.

Borrower:	One or more of the Borrowers under the MBI Credit Agreement, as determined by MBI (the “MBI Borrower”).

Guarantors:	Consistent with, and in any event, no worse than the MBI Credit Agreement.

Collateral Agent:	An institution to be designated by Cable One, Inc.

Lender:	Cable One, Inc. or any of its Subsidiaries (such lender, the “CABO Lender”).

Intercompany Loan:	An intercompany note in an aggregate principal amount equal to the aggregate Exchange Consideration plus any interest, fees, or other amounts incurred in connection with the Exchange and related transactions (the “Intercompany Loan”).

Documentation:	The Intercompany Loan will be issued pursuant to a separate intercompany credit agreement to be entered into among the MBI Borrower, the CABO Lender and the Collateral Agent.

Use of Proceeds:	The proceeds of the Intercompany Loan will be used (x) either to consummate the MBI Exchange Transactions or to refinance the Participating Loans purchased by Cable One, as applicable, and (y) to pay fees and expenses in connection with the foregoing.

Amortization:	None.

Pricing:	An amount to be determined and which may be structured to be paid in-kind.

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Optional Prepayments:	The Intercompany Loan may be prepaid at any time and from time to time, subject to any MOIC (as defined below).

Mandatory Prepayments:	None.

MOIC:	The Intercompany Loan may be subject to a multiple on invested capital of up to 2.5x (the “MOIC”) on the aggregate principal amount of the Intercompany Loan provided on the MBI Exchange Date, which MOIC, if applicable, shall be due and payable upon any payment or prepayment of the Intercompany Loan (including at maturity, upon the acceleration thereof, and in bankruptcy).

Security and Priority:	Secured by substantially all assets of MBI and its subsidiaries (subject to customary exclusions). If MBI Required Lender Approval is received, the Intercompany Loan may be senior in lien and payment priority to any debt outstanding under the MBI Credit Agreement. If MBI Required Lender Approval is not received, the Intercompany Loan will rank pari passu in lien and payment priority to any debt outstanding under the MBI Credit Agreement.

Representations and Warranties:	Consistent with, and in any event, no worse than the MBI Credit Agreement as in effect on the date hereof.

Affirmative Covenants:	Consistent with, and in any event, no worse than the MBI Credit Agreement as in effect on the date hereof.

Negative Covenants:	Consistent with, and in any event, no worse than the MBI Credit Agreement as in effect on the date hereof.

Financial Covenant:	None.

Events of Default:	Consistent with, and in any event, no worse than the MBI Credit Agreement as in effect on the date hereof.

Assignments:	Consistent with, and in any event, no worse than the MBI Credit Agreement as in effect on the date hereof.

Voting:	Customary for a bilateral loan agreement.

Governing Law and Forum:	New York.